UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2025
Equitable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
1345 Avenue of the Americas, New York, New York                     10105
(Address of principal executive offices) (Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On July 29, 2025, Equitable Holdings, Inc. (the “Company”) entered into a new Revolving Credit Agreement by and among the Company, the Subsidiary Account Parties party thereto, the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Revolving Credit Agreement”). The Revolving Credit Agreement provides for a $1 billion five-year senior unsecured revolving credit facility with a syndicate of banks, where the banks agree to make extensions of credit to the Company in an aggregate principal amount not exceeding $1 billion at any one time outstanding, of which up to $1 billion in face amount at any one time outstanding may be in the form of letters of credit issued for the account of the Subsidiary Account Parties. The foregoing description of the Revolving Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of the Revolving Credit Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.
On July 29, 2025, the Company also terminated the Amended and Restated Revolving Credit Agreement entered into by the Company on February 16, 2018, as amended and restated from time to time, which provided for a $1.5 billion senior unsecured revolving credit facility.
Item 1.02    Termination of a Material Definitive Agreement
The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

Exhibit	Description
1.1
Revolving Credit Agreement, dated as of July 29, 2025, by and between Equitable Holdings, Inc., the Subsidiary Account Parties thereto, the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: July 30, 2025	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel